SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2004

ACE*COMM Corporation

(Exact name of registrant as specified in its charter)

Maryland	000-21059	52-1283030

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Quince Orchard Road, Gaithersburg, Maryland 20878

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 721-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
Exhibit 99.1

Item 12. Results of Operations and Financial Condition.

     On August 19, 2004, ACE*COMM Corporation issued a press release to announce its financial results for the fourth quarter and year end of fiscal year 2004, which ended June 30, 2004. A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

     The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Commission, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE*COMM CORPORATION

(Registrant)

Date: August 19, 2004	/s/ Steven R. Delmar

Name: Steven R. Delmar
Title: Chief Financial Officer

Exhibit Index

Exhibit
No.	Description
99.1	Press release, dated August 19, 2004 announcing the financial results for the fourth quarter and year end of fiscal year 2004, which ended June 30, 2004.